Oppenheimer Core Bond Fund

Oppenheimer Corporate Bond Fund

Oppenheimer Currency Opportunities Fund

Oppenheimer Discovery Fund

Oppenheimer Emerging Markets Debt Fund

Oppenheimer Global Fund

Oppenheimer Global Opportunities Fund

Oppenheimer Global Value Fund

Oppenheimer Gold & Special Minerals Fund

Oppenheimer International Bond Fund

Oppenheimer International Growth Fund

Oppenheimer Rising Dividends Fund

Oppenheimer Small- & Mid- Cap Value Fund

Supplement to the Summary Prospectus

This supplement amends the summary prospectus (the “Summary Prospectus”) of each of the above referenced funds (each a “Fund”) and is in addition to any other supplement(s).

Effective January 1, 2013, the Summary Prospectus of each Fund is revised as follows:

1.	References to the "Manager" in the Summary Prospectus mean OFI Global Asset Management, Inc. and OppenheimerFunds, Inc. unless the context indicates otherwise or unless otherwise specified.

2.	The section entitled “Investment Adviser” is replaced in its entirety with the following:

Investment Adviser. OFI Global Asset Management, Inc. (the “Manager”) is the Fund’s investment adviser. OppenheimerFunds, Inc. (the “Sub-Adviser”) is its sub-adviser.

PS0000.081

OPPENHEIMER Emerging Markets Debt Fund Summary Prospectus September 28, 2012
NYSE Ticker Symbols
Class A	OEMAX
Class C	OEMCX
Class N	OEMNX
Class Y	OEMYX
Class I	OEMIX

Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus, Statement of Additional Information, Annual Report and other information about the Fund online at https://www.oppenheimerfunds.com/fund/EmergingMarketsDebtFund. You can also get this information at no cost by calling 1.800.225.5677 or by sending an email request to: info@oppenheimerfunds.com.

The Fund's prospectus and Statement of Additional Information ("SAI"), both dated September 28, 2012, and pages 6 through 75 of its most recent Annual Report, dated May 31, 2012, are incorporated by reference into this Summary Prospectus. You can access the Fund's prospectus and SAI at https://www.oppenheimerfunds.com/fund/EmergingMarketsDebtFund.  The Fund's prospectus is also available from financial intermediaries who are authorized to sell Fund shares.

Investment Objective. The Fund seeks total return.

Fees and Expenses of the Fund. This table describes the fees and expenses that you may pay if you buy and hold or redeem shares of the Fund. You may qualify for sales charge discounts if you (or you and your spouse) invest, or agree to invest in the future, at least $50,000 in certain funds in the Oppenheimer family of funds. More information about these and other discounts is available from your financial professional and in the section "About Your Account" beginning on page 13 of the prospectus and in the sections "How to Buy Shares" beginning on page 55 and "Appendix A" in the Fund's Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)
	Class A	Class C	Class N	Class Y	Class I
Maximum Sales Charge (Load) imposed on purchases (as % of offering price)	4.75%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as % of the lower of original offering price or redemption proceeds)	None	1%	1%	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class N	Class Y	Class I1
Management Fees	0.75%	0.75%	0.75%	0.75%	0.75%
Distribution and/or Service (12b-1) Fees[2]	0.25%	1.00%	0.50%	None	None
Other Expenses[2]	0.45%	0.61%	0.44%	0.48%	0.18%
Total Annual Fund Operating Expenses	1.45%	2.36%	1.69%	1.23%	0.93%
Fee Waiver and/or Expense Reimbursement[3]	(0.20%)	(0.36%)	(0.19%)	(0.28%)	(0.08%)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.25%	2.00%	1.50%	0.95%	0.85%

1. Estimated expenses for the first full fiscal year that Class I shares are offered. Class I shares will first be offered on the date of this prospectus.
2. Restated to reflect anticipated fees.
3. The Manager has voluntarily agreed to waive fees and/or reimburse the Fund for certain expenses in order to limit "Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement" (excluding any applicable dividend expense, taxes, interest and fees from borrowing, brokerage commissions, extraordinary expenses and certain other Fund expenses) to annual rates of 1.25% for Class A shares, 2.00% for Class C shares, 1.50% for Class N shares, 0.95% for Class Y shares, and 0.85% for Class I shares, as calculated on the daily net assets of the Fund. This expense limitation may not be amended or withdrawn until one year from the date of this prospectus.

Example. The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in a class of shares of the Fund for the time periods indicated.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your expenses would be as follows:

If shares are redeemed					If shares are not redeemed
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$597	$896	$1,217	$2,123	$597	$896	$1,217	$2,123
Class C	$305	$710	$1,242	$2,699	$205	$710	$1,242	$2,699
Class N	$254	$518	$907	$1,998	$154	$518	$907	$1,998
Class Y	$97	$365	$653	$1,473	$97	$365	$653	$1,473
Class I*	$87	$290	$509	$1,141	$87	$290	$509	$1,141

* Based on estimated expenses for Class I shares for the first fiscal year.

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 93% of the average value of its portfolio.

Principal Investment Strategies.  The Fund invests mainly in debt securities of government and corporate issuers in foreign emerging market countries. A debt security is a security representing money borrowed by the issuer that must be repaid. The terms of a debt security specify the amount of principal, the interest rate or discount, and the time or times at which payments are due. The Fund can invest in various types of debt securities, generally referred to as "bonds," including government bonds, corporate debt obligations, "structured" notes, participation interests in loans, "zero coupon" or "stripped" securities, certain mortgage-related securities or asset-backed securities and other debt obligations.
     Under normal market conditions, determined by the Manager in its discretion, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in debt securities that are economically tied to emerging market countries. The Fund typically invests in at least three emerging market countries. In general, emerging markets are countries outside of the United States, most of Western Europe, Canada, Japan, Australia and New Zealand. Debt securities that the Fund considers to be economically tied to emerging market countries include debt securities issued by sovereign entities of emerging market countries, or corporations that are organized, headquartered or domiciled, or whose principal activities are in emerging market countries.
     The Fund may buy securities issued by companies of any size or market capitalization range and at times might emphasize securities of issuers in a particular capitalization range. It can invest in debt securities having short, intermediate or long maturities.
     The Fund does not limit its investments to a particular credit quality or rating category and can invest without limit in securities below investment grade (also referred to as "junk bonds"). "Investment grade" debt securities are rated in one of the top four categories by nationally recognized statistical rating organizations such as Moody's or Standard & Poor's. The Fund may also invest in unrated securities, in which case the portfolio manager may internally assign ratings to certain of those securities, after assessing their credit quality, in categories similar to those of nationally recognized statistical rating organizations.
     The Fund may also use derivatives to seek increased returns or to try to manage investment risks, including, for example, options, forward contracts, futures contracts, swaps and "structured" notes.
     In selecting securities, the portfolio manager evaluates the overall investment opportunities and risks in individual national economies. The portfolio manager analyzes the business cycle, political factors and exchange rates across countries. The Fund currently focuses on investment opportunities for higher yields than are available in U.S. markets and opportunities in investments denominated in foreign currencies that compare favorably to the U.S. dollar. These factors may vary in particular cases and may change over time.

Principal Risks. The price of the Fund's shares can go up and down substantially. The value of the Fund's investments may change because of broad changes in the markets in which the Fund invests or because of poor investment selection, which could cause the Fund to underperform other funds with similar investment objectives. There is no assurance that the Fund will achieve its investment objective. When you redeem your shares, they may be worth more or less than what you paid for them. These risks mean that you can lose money by investing in the Fund.

Risks of Foreign Investing. Foreign securities are subject to special risks. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult to evaluate a foreign company's operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those securities. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the U.S. or abroad, expropriation or nationalization of a company's assets, or other political and economic factors. Investments in foreign securities may also expose the Fund to time-zone arbitrage risk. These risks may be greater for investments in developing or emerging market countries.

Foreign Currency Risk. Fluctuations in foreign currency values will result in fluctuations in the U.S. dollar value of securities denominated in that foreign currency. If the U.S. dollar rises in value against a foreign currency, a security denominated in that currency will be worth less in U.S. dollars and if the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency will be worth more in U.S. dollars. The dollar value of foreign investments may also be affected by exchange controls.

     The portfolio manager seeks to actively manage foreign currency exposure both to help reduce risk and to seek to enhance return.

Special Risks of Developing and Emerging Markets. The economies of developing or emerging market countries may be more dependent on relatively few industries that may be highly vulnerable to local and global changes. The governments of developing and emerging market countries may also be more unstable than the governments of more developed countries. These countries generally have less developed securities markets or exchanges, and less developed legal and accounting systems. Securities may be more difficult to sell at an acceptable price and may be more volatile than securities in countries with more mature markets. The value of developing or emerging market currencies may fluctuate more than the currencies of countries with more mature markets. Investments in developing or emerging market countries may be subject to greater risks of government restrictions, including confiscatory taxation, expropriation or nationalization of a company's assets, restrictions on foreign ownership of local companies and restrictions on withdrawing assets from the country. Investments in securities of issuers in developing or emerging market countries may be considered speculative.

     Governments of some emerging market countries have defaulted on their bonds and there is the risk of this happening in the future.

Main Risks of Fixed-Income Securities. Fixed-Income securities may be subject to credit risk, interest rate risk, prepayment risk and extension risk. Credit risk is the risk that the issuer of a security might not make interest and principal payments on the security as they become due. If an issuer fails to pay interest or repay principal, the Fund's income or share value might be reduced. Adverse news about an issuer or a downgrade in an issuer's credit rating, for any reason, can also reduce the market value of the issuer's securities. Interest rate risk is the risk that when prevailing interest rates fall, the values of already-issued debt securities generally rise; and when prevailing interest rates rise, the values of already-issued debt securities generally fall, and they may be worth less than the amount the Fund paid for them. When interest rates change, the values of longer-term debt securities usually change more than the values of shorter-term debt securities. When interest rates fall, the issuers of debt securities may repay principal more quickly than expected and the Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as "prepayment risk." When interest rates rise, debt securities may be repaid more slowly than expected and the value of the Fund's holdings may fall sharply. This is referred to as "extension risk." Interest rate changes normally have different effects on variable or floating rate securities than they do on securities with fixed interest rates.

Fixed-Income Market Risks. Economic and other market developments can adversely affect fixed-income securities markets in the United States, Europe and elsewhere. At times, participants in debt securities markets may develop concerns about the ability of certain issuers of debt securities to make timely principal and interest payments, or they may develop concerns about the ability of financial institutions that make markets in certain debt securities to facilitate an orderly market. Those concerns can cause increased volatility in those debt securities or debt securities markets. Under some circumstances, as was the case during the latter half of 2008 and early 2009, those concerns could cause reduced liquidity in certain debt securities markets. A lack of liquidity or other adverse credit market conditions may hamper the Fund's ability to sell the debt securities in which it invests or to find and purchase suitable debt instruments.

Special Risks of Lower-Grade Securities. Lower-grade securities, whether rated or unrated, may be subject to wider market fluctuation, greater credit risk and greater risk of loss of income and principal than investment-grade securities. The market for lower-grade securities may be less liquid and therefore they may be harder to sell at an acceptable price, especially during times of market volatility or decline.

Risks of Non-Diversification. The Fund is classified as a "non-diversified" fund under the Investment Company Act of 1940. Accordingly, the Fund may invest a greater portion of its assets in the securities of a single issuer than if it were a "diversified" fund. To the extent that the Fund invests a higher percentage of its assets in the securities of a single issuer, the Fund is more subject to the risks associated with and developments affecting that issuer than a fund that invests more widely.

Main Risks of Derivative Investments. Derivatives may involve significant risks. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund's initial investment. Derivatives may be illiquid and may be more volatile than other types of investments. Derivative investments can increase portfolio turnover and transaction costs. Derivatives are subject to counter-party credit risk and may lose money if the issuer fails to pay the amounts due.

Main Risks of Leverage. Leverage may be created when an investment exposes the Fund to a risk of loss that exceeds the amount invested. Certain derivatives and other investments provide the potential for investment gain or loss that may be several times than the value of the underlying security, index or other investment.

Who Is the Fund Designed For? The Fund is designed primarily for investors seeking total return over the long term.  Those investors should be willing to assume the risks of short-term share price fluctuations and losses of a fund that focuses on debt investments in emerging markets. The Fund is intended to be a long-term investment, not a short-term trading vehicle. Because the Fund's income will fluctuate, it is not designed for investors needing an assured level of current income. The Fund is not a complete investment program. You should carefully consider your own investment goals and risk tolerance before investing in the Fund.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund's Past Performance. The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance (for Class A shares) from year to year and by showing how the Fund's average annual returns for one year and the life of the Fund compare with those of a broad measure of market performance. The Fund's past investment performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More recent performance information is available by calling the toll-free number on the back of this prospectus and on the Fund's website at:
https://www.oppenheimerfunds.com/fund/EmergingMarketsDebtFund

     The Fund's performance is also compared against that of a reference index (the "Reference Index") that has characteristics of those markets in which the Fund invests. The Reference Index is a customized weighted index comprised of the following underlying broad-based security indices: 70% of the JPMorgan Government Bond Index - Emerging Markets Global Diversified and 30% of the JPMorgan Emerging Markets Bond Index Global Diversified. The Fund is not managed to be invested in the same percentages as those indices comprising the Reference Index and the Fund's holdings may differ significantly from those percentages.

Sales charges are not included and the returns would be lower if they were. During the period shown, the highest return for a calendar quarter was 3.52% (2nd Qtr 2011) and the lowest was -8.33% (3rd Qtr 2011). For the period from January 1, 2012 to June 30, 2012, the cumulative return before taxes was 6.79%.

The following table shows the average annual total returns for each class of the Fund's shares. After-tax returns are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. Your actual after-tax returns, depending on your individual tax situation, may differ from those shown and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one class and after-tax returns for other classes will vary.

      Performance information for Class I shares will be provided after those shares have one full calendar year of performance.

Average Annual Total Returns for the periods ended December 31, 2011
	1 Year	5 Years (or life of class, if less)
Class A Shares (inception 6/30/10)
Return Before Taxes	(7.14%)	0.81%
Return After Taxes on Distributions	(9.07%)	(1.24%)
Return After Taxes on Distributions and Sale of Fund Shares	(4.60%)	(0.43%)
Class C Shares (inception 6/30/10)	(4.19%)	3.32%
Class N Shares (inception 6/30/10)	(3.68%)	3.23%
Class Y Shares (inception 6/30/10)	(2.33%)	4.34%
JPMorgan Government Bond Index - Emerging Markets Global Diversified	(1.75%)	10.35%
(reflects no deduction for fees, expenses or taxes)
JPMorgan Emerging Markets Bond Index Global Diversified	7.35%	12.94%
(reflects no deduction for fees, expenses or taxes)
Reference Index	0.97%	11.33%
(reflects no deduction for fees, expenses or taxes)

Investment Adviser. OppenheimerFunds, Inc. is the Fund's investment adviser (the "Manager").

Portfolio Manager. Sara J. Zervos, Ph.D., has been the portfolio manager and a Vice President of the Fund since its inception.

Purchase and Sale of Fund Shares. You can buy most classes of Fund shares with a minimum initial investment of $1,000 and make additional investments with as little as $50. For certain investment plans and retirement accounts, the minimum initial investment is $500 and, for some, the minimum additional investment is $25. For certain fee based programs the minimum initial investment is $250. For Class I shares, the minimum initial investment is $5 million per account. The Class I share minimum initial investment will be waived for retirement plan service provider platforms.

Shares may be purchased through a financial intermediary or the Distributor and redeemed through a financial intermediary or the Transfer Agent on days the New York Stock Exchange is open for trading. Shareholders may purchase or redeem shares by mail, through the website at www.oppenheimerfunds.com or by calling 1.800.225.5677.

Share transactions may be paid by check, by Federal Funds wire or directly from or into your bank account.

Taxes. If your shares are not held in a tax-deferred account, Fund distributions are subject to Federal income tax as ordinary income or as capital gains and they may also be subject to state or local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund, the Manager, or their related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

For More Information About Oppenheimer Emerging Markets Debt Fund

You can access the Fund's prospectus and SAI at https://www.oppenheimerfunds.com/fund/EmergingMarketsDebtFund. You can also request additional information about the Fund or your account:

By Telephone:	Call OppenheimerFunds Services toll-free: 1.800.CALL OPP (225.5677)
By Mail:	For requests by mail: OppenheimerFunds Services P.O. Box 5270 Denver, Colorado 80217-5270	For courier or express mail requests: OppenheimerFunds Services 12100 East Iliff Avenue, Suite 300 Aurora, Colorado 80014
On the Internet:	You can read or download information on the OppenheimerFunds website at: www.oppenheimerfunds.com
PR1360.001.0912